UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 14, 2007
Date of Report (Date of earliest event reported)

GENEVA RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51583	98-0441019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Terminal Way, Suite 110, Reno, Nevada	89502
(Address of principal executive offices)	(Zip Code)

(775) 348-9330
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS
Item	Description
1.01	Entry into a Material Definitive Agreement
8.01	Other Events
9.01	Financial Statements and Exhibits

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01       Entry into a Material Definitive Agreement.

Effective June 14, 2007, Geneva Resources, Inc. (the "Company") extended the execution option term in the Property Financing and Operating Agreement (the "Agreement") that the Company entered into with Allied Minerals ("Allied") on May 7, 2007, as previously disclosed in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 11, 2007. The Company has extended the execution option term from its original term of forty-five (45) days to a new term of seventy-five (75) days. The Company's management requested the extension in order to complete its sampling and grade testing program on the Allied properties located in the Wase area of Plateau State, Nigeria.

As previously disclosed in the Company's Current Report on Form 8-K filed with the SEC on May 11, 2007, pursuant to the Agreement, Allied granted the Company the exclusive right and option (the "Option"), to acquire an initial and undivided 65% beneficial and economic interest in and to certain mineral licenses, claims, concessions or reservations situated in Nigeria (collectively, the "Property"). Under the original terms of the Agreement, the Company had a forty-five (45) day due diligence period (the "Due Diligence Period") starting on the effective date of the Agreement (April 30, 2007) to have access to Allied's books, records and properties to make such investigation as the Company considered advisable to enable the Company to determine whether to proceed with the Option. This Due Diligence Period has been extended to seventy-five (75) days. On or before the last day of the Due Diligence Period (as extended), the Company may elect in writing to proceed with the Option (such written notice, the "Notice to Proceed"). If the Company does not provide Allied with such Notice to Proceed, the Agreement shall be treated as being at an end and of no further force and effect.

SECTION 8 - OTHER EVENTS

On June 18, 2007, the Company issued a news release announcing the extension of the option term in the Agreement with Allied Minerals.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

Submitted herewith:
Exhibit	Description
99.1	News Release of the Company dated June 18, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEVA RESOURCES, INC.
DATE: June 19, 2007.	/s/ Stacey Kivel ___________________________________ Stacey Kivel President, Chief Executive Officer and a director

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